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                                                                       EXHIBIT 4
                         REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of February 13, 1998, by and among MANUGISTICS GROUP, INC., a Delaware corporation ("Manugistics"), ROBERT MEE and CHRISTOPHER WINN, each in his capacity as a Paying Agent, and each of the other signatories hereto (individually, an "Initial Seller" and collectively, the "Initial Sellers").

                              B A C K G R O U N D:

         A. On the date hereof, the Initial Sellers constitute the holders of all of the issued and outstanding shares of capital stock and all of the issued and outstanding options to purchase capital stock of ProMIRA Software Incorporated, a Nova Scotia limited liability company ("ProMIRA"). Pursuant to a certain Stock Purchase Agreement dated as of the date hereof by and among Manugistics Nova Scotia Company, a Nova Scotia unlimited liability company which is an indirect, wholly-owned subsidiary of Manugistics ("Manugistics Nova Scotia"), the Initial Sellers, and ProMIRA (the "Stock Purchase Agreement"), the Initial Sellers have agreed to sell to Manugistics Nova Scotia, and Manugistics Nova Scotia has agreed to purchase from the Initial Sellers, all of such ProMIRA shares and options in consideration for which Manugistics has issued and caused to be transferred to Manugistics Nova Scotia which, in turn, has agreed, among other things, to deliver to or for the benefit of the Initial Sellers, at the Closing under the Stock Purchase Agreement, a total of 1,550,000 shares of the common stock, par value $.002 per share, of Manugistics (the "Manugistics Group Shares"); which shares will variously be distributed to a Paying Agent, Escrow Agent or Custodian pursuant to Section 3.2(b) of the Stock Purchase Agreement.

         B. Pursuant to Section 3.2(b)(iii) of the Stock Purchase Agreement, the parties have agreed that Manugistics shall effect the registration of all of the Manugistics Group Shares with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, for resale by the Initial Sellers under the terms and conditions set forth in this Agreement.

         C. Pursuant to Section 3.3(c) of the Stock Purchase Agreement, the Initial Sellers and the Paying Agent have executed and delivered that certain Paying Agent Agreement dated as of the date hereof, pursuant to which the Initial Sellers have appointed the Paying Agent as agent and attorney-in-fact for the purposes set forth in said Section 3.3(c). The Paying Agent is authorized, among other things, to take certain action and to receive notices for and to provide information on behalf of the Initial Sellers in connection with the Closing under the Stock Purchase Agreement and the transactions contemplated thereby, including the registration of the Manugistics Group Shares hereunder.
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         D.      All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:

         1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                 (a) "Business Day" shall mean a day that is not a Saturday, a Sunday, or a day on which banking institutions in New York, New York or Ottawa, Ontario are required to be closed.

                 (b) "Closing Documents" shall mean this Agreement, the Stock Purchase Agreement, and each of the other agreements and documents delivered at Closing.

                 (c) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                 (d) "Common Stock" shall mean the common stock, par value $.002 per share, of Manugistics.

                 (e) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

                 (f) "Nasdaq" means The Nasdaq Stock Market or any market successor thereto.

                 (g)      "Permitted Transfer" means:

                          (i)     A Transfer of the interest of a Seller in all
or any part of the Registrable Securities to such Seller's spouse in connection with the termination of the marital relationship of such Seller and such Seller's spouse;

                          (ii)    A Transfer by any Seller by gift to his or
her spouse, lineal descendants, spouses of his or her lineal descendants, or as settlor of a trust or trusts solely for the benefit of such Seller's spouse and/or any of such other persons, and thereafter any distribution by such trust to the beneficiaries of such trust, provided, however, that any further Transfer by any such transferee shall not be a Permitted Transfer.

                          (iii)   A Transfer, in the event of the death of any
Seller or transferee of a type referred to in (ii), above, to his or her (A) personal representatives (in their capacities as such), (B) estate and/or (C) named beneficiaries (including trusts of the

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type referred to in (ii), above);

                          (iv)    A Transfer by any Seller to a limited
partnership or limited liability company, which limited partnership or limited liability company is controlled by such Seller, his or her spouse and/or such Seller's lineal descendants and thereafter any distribution by any such limited partnership or limited liability company to its partners or members, respectively; which Transfer is made solely for estate planning, tax planning or similar purposes; provided, however, that any further Transfer by any such transferee shall not be a Permitted Transfer; and

                          (v)     A Transfer by: (A) a partnership to its
partners; (B) a corporation to its stockholders; and (C) a limited liability company to its members; provided, however, that any further Transfer by any such transferee shall not be a Permitted Transfer; provided, however, that each transferee shall, prior to the Transfer of Registrable Securities to such transferee, execute and deliver to Manugistics a valid and binding agreement satisfactory to Manugistics to the effect that such transferee shall thereafter be deemed a "Seller" for the purposes of this Agreement.

                 (h) "Permitted Transferee" shall mean a transferee in a transaction constituting a Permitted Transfer.

                 (i) "Person" means an individual, partnership, limited liability company, corporation, trust or unincorporated organization or government or agency or political subdivision thereof.

                 (j) "Prospectus" shall mean (i) each preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective; (ii) the form of prospectus first filed with the Commission pursuant to Rule 424(b); (iii) all supplements thereto; and (iv) amendments thereto which shall have been declared effective by the Commission.

                 (k) "Registrable Securities" shall mean (i) the Manugistics Group Shares; and (ii) any Common Stock and any other security issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Manugistics Group Shares, provided, however, that Registrable Securities shall not include any shares of Common Stock which have been sold to the public either pursuant to the Registration Statement or pursuant to Rule 144, or which have been sold in any other transaction in which the transferor's rights under this Agreement are not assigned.

                 (l) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing with the Commission a registration statement in



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compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

                 (m) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including all registration, qualification and filing fees, reproduction and printing expenses, expenses incurred by Manugistics in the preparation of any registration statement, fees and disbursements of counsel for Manugistics and those of Manugistics' other independent professional advisors and experts, listing fees and other costs incurred in listing Registrable Securities for trading on Nasdaq or on any stock exchange, blue sky fees and expenses (if any), expenses of any regular or special accounting services provided to Manugistics or ProMIRA incident to or required by any such registration, and the reasonable fees and disbursements of one counsel selected by the Paying Agent for the Sellers resident in the United States and one counsel selected by the Paying Agent for the Sellers resident in Canada, but shall not include Selling Expenses.

                 (n) "Registration Statement" shall mean the registration statement to be filed or filed by Manugistics with the Commission pursuant to
Section 2, below (including all (a) amendments and supplements thereto, (b) each Prospectus contained therein, and (c) all exhibits thereto or incorporated by reference therein).

                 (o) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                 (p) "Securities Act" shall mean the Securities Act of 1933, as amended, and regulations thereunder, all as the same shall be in effect from time to time.

                 (q) "Seller" shall mean each Initial Seller, each Permitted Transferee, and any other holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 12(a) hereof.

                 (r) "Selling Expenses" shall mean all brokerage fees, selling commissions and underwriting discounts (if any), and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Seller (other than the fees and disbursements of such counsel included in Registration Expenses).

                 (s) "Transfer" means any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation or other disposition of any Securities or any interest therein, whether



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voluntary or involuntary, including, but not limited to, any disposition by operation of law, by court order, by judicial process or by foreclosure, levy or attachment.

         1A.     Duties of Paying Agent.

                 (a) Pursuant to Section 1 of the Paying Agent Agreement, the Sellers have appointed Robert Mee and Christopher Winn, or each of them alone, as paying agent to act as their agent, attorney-in-fact and representative under, among other agreements, the Stock Purchase Agreement and this Agreement for the purposes set forth in said Section 1. Subject to the terms and conditions of the Paying Agent Agreement, the Paying Agent has the power, without limitation, to take any and all actions which may be required or permitted by the Paying Agent on behalf of Manugistics or the Sellers under this Agreement, to execute, deliver and disseminate any notice or other document required by this Agreement and to perform all other acts required or which the Paying Agent deems advisable in connection with carrying out the purpose and intent of this Closing Agreement.

                 (b) Without limitation of the foregoing, and by way of example only, the Paying Agent is authorized and directed to take the following actions under this Agreement on behalf of and for the benefit of Manugistics and each Seller:

                          (i) to select legal counsel for the Sellers pursuant to Section 1(m) hereof;

                          (ii) to make, send or receive written requests or certificates and make or cause any other communications to or from Manugistics or the Sellers pursuant to Sections 2, 4, 5, 10 and 12 of this Agreement;

                          (iii) to receive notices and documents from Manugistics pursuant to Section 4(a), (e),
                                  (f), Section 9(c) and Section 10(c) hereof, which the Paying Agent shall promptly forward or transmit to such Seller; and

                          (iv) to provide promptly to Manugistics all notices and information furnished by such Seller pursuant to Section 5, Section 8(c) and (d) and Section 9(c) hereof.

                 (c) The Paying Agent shall promptly disseminate to all Sellers as many Prospectuses as reasonably necessary and required from time to time under applicable securities laws during the Applicable Period. Manugistics shall bear the expenses of printing and production of such Prospectuses and dissemination thereof to the Sellers.



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         2.      Registration.  As soon as practicable after the Closing,
Manugistics shall effect (i) the registration for offer and sale under the Securities Act of all of the Manugistics Group Shares; and (ii) appropriate qualifications (if any), required under applicable state "blue-sky" securities laws of such jurisdictions as the Paying Agent, on behalf of the Sellers, or any of them, shall reasonably request in writing from time to time; Manugistics shall effect or obtain each such qualification as promptly as reasonably practicable after receipt of written request therefor from the Paying Agent (collectively, the "Registration"). In furtherance thereof, Manugistics shall file with the Commission within fifteen (15) days of Closing a registration statement on an appropriate form (which form shall comply as to form in all material respects with the requirements of the applicable form) under the Securities Act covering the Manugistics Group Shares and/or any other securities which then constitute Registrable Securities, as appropriate. However, Manugistics shall not be obligated to effect, or to take any action to effect, the Registration if:

                 (a) in any particular jurisdiction, Manugistics would be required to execute a general consent to service of process in effecting such Registration, qualification, or compliance, unless Manugistics is already subject to service in such jurisdiction and except as may be required by the Securities Act; or if

                 (b) (i) in the good faith judgment of the Board of Directors of Manugistics, such Registration would be seriously detrimental to Manugistics and the Board of Directors of Manugistics concludes, as a result, that it is essential to defer the filing of the Registration Statement at such time, and (ii) Manugistics shall furnish to the Paying Agent a certificate signed by the President of Manugistics stating that, in the good faith judgment of the Board of Directors of Manugistics, it would be seriously detrimental to Manugistics for such Registration Statement to be filed in the near future and that it is, therefore, essential to defer the filing of such Registration Statement, then Manugistics shall have the right to defer such filing for a period of not more than forty-five (45) days after the Closing Date.

         3. Registration Expenses. All Registration Expenses shall be borne by Manugistics.

         4. Registration Procedures. Manugistics shall, at Manugistics' expense:

                 (a) notify the Sellers as to: (i) the initial filing of the Registration Statement; (ii) the receipt of any comments thereon from the Commission; (iii) any request from the Commission or any state regulatory authority for amendment of the Registration Statement or for supplement to any Prospectus or for any additional information in connection therewith; (iv) the filing of each





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amendment thereto, including any post-effective amendment; (v) the effectiveness of the Registration Statement or any post-effective amendment thereto; and (vi) the issuance by the Commission or any state regulatory authority of any stop order suspending the effectiveness of the Registration Statement or the use of any Prospectus or the institution of any proceedings for that purpose;

                 (b) use its best efforts to prevent the issuance of any stop order preventing or suspending the use of any Prospectus and to obtain as soon as possible the lifting or withdrawal thereof, if issued;

                 (c) keep the Registration effective from the effective date thereof to and including the first to occur of: (i) thirty-six (36) months from the Closing Date; (ii) the date on which the Sellers have completed the distribution of Registrable Securities described in the Registration Statement; or (iii) the date on which all of the Registrable Securities held by Sellers shall be eligible to be sold pursuant to Rule 144(k) (or any similar successor provision), provided, however, that, in the event that Manugistics shall have deferred the filing of the Registration Statement in accordance with Section 2(b), above, Manugistics shall extend the period during which it will keep the Registration Statement effective under this Section 4(c) by the same number of days by which Manugistics has deferred the filing of the Registration Statement (the "Applicable Period"). Upon the request of the Paying Agent delivered to Manugistics not less than thirty (30) days nor more than sixty (60) days in advance of the second anniversary of the Closing Date, Manugistics shall, not later than ten (10) days in advance of the second anniversary of the Closing Date, provide the Transfer Agent with an opinion of its counsel as to whether the Registerable Securities will be eligible for sale under Rule 144(k) commencing on the second anniversary of the Closing Date;

                 (d) promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as shall be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement and thereafter use its reasonable best efforts to cause any such post-effective amendment to be declared effective by the Commission as promptly as permitted by the Commission;

                 (e) furnish to the Paying Agent: (i) such number of Prospectuses and other documents incident thereto, including any amendment of or supplement to the Prospectus, as the Paying Agent may reasonably request (for dissemination or otherwise) from time to time; (ii) two signed copies of the Registration Statement and all amendments thereto, including all exhibits filed therewith; and (iii) such number of conformed copies of the Registration Statement





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(including such number of copies of the exhibits filed therewith as may reasonably be requested), including documents incorporated by reference therein, as the Paying Agent may reasonably request from time to time;

                 (f) notify the Sellers of Registrable Securities covered by the Registration Statement at any time

                          (i)     when a prospectus relating thereto is
required to be delivered under the Securities Act of the happening of any event or the failure of any event to occur or the discovery of any facts as a result of which the Prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of the Paying Agent or any Seller, prepare and furnish to the Paying Agent or any such Seller, as appropriate, a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchaser(s) of such shares, such Prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                          (ii)    if, during the Applicable Period, the
representations and warranties of Manugistics contained in this Agreement or in the Stock Purchase Agreement cease to be true and correct in any material respect;

                          (iii)   if Manugistics receives any notification of
the issuance of a stop order or the suspension of the registration or qualification of the Registrable Securities in any jurisdiction or the initiation of any proceeding for such purpose; and

                          (iv)    that, in Manugistics' reasonable
determination, a post-effective amendment to the Registration Statement would be appropriate;


                 (g) Manugistics shall provide one copy of each notice or document given or furnished to the Paying Agent pursuant to Section 4(a), (e) and (f), above, concurrently with the provision thereof to the Paying Agent or as promptly thereafter as practicable to legal counsel designated by the Paying Agent in a written notice given to Manugistics;

                 (h) list the Registrable Securities registered pursuant to this Agreement on Nasdaq and any securities exchange on which shares of the Common Stock are then listed;





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                 (i)      make generally available to its security holders, as
soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months, but not more than eighteen (18) months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act);

                 (j) make every reasonable effort to obtain the withdrawal or removal of any order suspending the effectiveness of the Registration Statement as promptly as practicable under the circumstances; and

                 (k) upon the effectiveness of the Registration Statement, deliver to the Paying Agent on behalf of each Seller an opinion of counsel in substantially in the form attached hereto as Exhibit A.

         5.      Information by Sellers.

                 (a) Each Seller shall furnish to Manugistics such information regarding such Seller, the Registrable Securities held by such Seller and the sale or other Transfer thereof proposed by such Seller as Manugistics may request in writing and as shall be reasonably required in connection with the Registration.

                 (b) Each Seller shall furnish to Manugistics such certificates and documents confirming as of the effective date of the Registration Statement the representations and warranties and performance of the covenants made herein by such Seller.

         6. Representations and Warranties of Manugistics. Manugistics represents and warrants to the Sellers as follows:

                 (a) Organization. Manugistics is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to enter into and perform this Agreement and the transactions to be performed by it hereunder.

                 (b) Authorization. This Agreement constitutes the legal, valid and binding obligation of Manugistics. The execution and delivery by Manugistics of this Agreement, and the performance by it of its obligations hereunder, have been duly authorized by all necessary corporate actions of Manugistics.

                 (c) Freedom to Contract. The execution and delivery of this Agreement by Manugistics do not, and the performance by it of its obligations hereunder will not, (a) violate or conflict with any provision of the Amended and Restated Certificate of Incorporation or the By-laws of Manugistics as in effect on the





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date hereof, (b) violate any of the terms, conditions or provisions of any applicable law, rule, regulation, order, writ, injunction, judgment or decree of any court, governmental authority, or regulatory agency, or (c) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, indenture, debenture, security agreement, trust agreement, lien, mortgage, lease, agreement, license, franchise, permit, guaranty, joint venture agreement, or other agreement, instrument or obligation, oral or written, to which Manugistics is a party (whether as an original party or as an assignee or successor) or by which it or any of its properties is bound.

                 (d)      Litigation.

                          (i)     Manugistics is not a party to any suit,
action, arbitration or legal, administrative, governmental or other proceeding or investigation pending or, to the knowledge of Manugistics, threatened, which might adversely affect or restrict the ability of Manugistics to consummate the transactions contemplated by this Agreement or to perform its obligations hereunder.

                          (ii)    There is no judgment, order, injunction or
decree of any court, governmental authority or regulatory agency to which Manugistics is subject which might adversely affect or restrict the ability of Manugistics to consummate the transactions contemplated by this Agreement or to perform its obligations hereunder.

                 (e) The Manugistics Group Shares are duly authorized, validly issued, fully paid and non-assessable. The certificates evidencing any such shares issued at Closing are in due and proper form.

                 (f) Manugistics complies with the conditions for the use of Form S-3 under the Securities Act.

                 (g) The Registration Statement will contain, and the Prospectus and any amendments or supplements thereto will contain, all statements which are required to be stated therein by, and will conform to, the requirements of the Securities Act. The documents incorporated by reference in the Prospectus, at the time filed with the Commission, conformed in all material respects to the then applicable requirements of the Exchange Act or the Securities Act. The Registration Statement will not contain any untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus and any amendments and supplements thereto will not contain as of the date of such Prospectus, any untrue statement of material fact; and will not





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omit as of the date of such Prospectus, to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that Manugistics makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, in reliance upon, and in conformity with, written information furnished to Manugistics by or on behalf of ProMIRA, any predecessor of ProMIRA, or any Initial Seller or any other Seller, specifically for use in the preparation thereof or in any report or other document incorporated therein by reference, including, without limitation, any Current Report on Form 8-K under the Exchange Act which Manugistics may file in connection with the transactions contemplated by the Stock Purchase Agreement.

                 (h) The consolidated financial statements of Manugistics and its subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Registration Statement, present fairly the financial position and the results of operations and cash flows of Manugistics and the consolidated subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made.

                 (i) No approval, consent, order, authorization, designation, or filing by or with any regulatory, administrative or other governmental body is necessary to be made by or on behalf of Manugistics in connection with the execution and delivery by Manugistics of this Agreement and the consummation of the transactions herein contemplated except (i) as required under the Securities Act or the Exchange Act; (ii) in connection with the listing of the Registrable Securities on Nasdaq; or (iii) as may be necessary to qualify the Registrable Securities for public offering under state securities or Blue Sky laws.

                 (j) The information that appears in the Offering Memorandum referred to in Section 4B.6(a)(iv) of the Stock Purchase Agreement regarding Manugistics (including, without limitation, Manugistics' financial statements) (the "Information"): (a) is accurate and complete at and as of the Closing Date, and (b) satisfies the disclosure requirements of Regulation D under the Securities Act regarding Manugistics.

                 (k) Upon the issuance of the Manugistics Group Shares at Closing, no holder of record of Common Stock who is a resident of the Province of Ontario owned more than ten percent of the shares of Common Stock then outstanding.

         7.      Representations and Warranties of Sellers.  Each of the





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Sellers represents and warrants, as to such Seller only, the following:

                 (a) Each Seller who is an Initial Seller has, and each Seller will, upon the effectiveness of the Registration Statement and at the time of any sale or other Transfer thereunder, have good and marketable title to the Registrable Securities held by such Seller, free and clear of any liens, encumbrances and claims, at law or in equity, with the exception of those liens, encumbrances and claims which may arise pursuant to or be made under the Stock Purchase Agreement, this Agreement or any of the other Closing Documents, and full right, power and authority to effect the sale and delivery of such Registrable Securities and upon the delivery of, against payment for, such Registrable Securities, the purchaser will acquire good and marketable title thereto, free and clear of any liens, encumbrances and claims, at law or in equity.

                 (b) Such Seller has full right, power and authority to execute and deliver this Agreement, and to perform its obligations under this Agreement. Such Seller, if a corporation, partnership, trust or other entity, is duly authorized to execute, deliver and perform this Agreement by all necessary actions on the part of such Seller, and the person signing this Agreement on behalf of such Seller has been duly authorized to do so. This Agreement constitutes the legal, valid and binding obligation of such Seller.

                 (c) The execution and delivery of this Agreement, and the consummation by such Seller of the transactions herein contemplated and the fulfillment by such Seller of the terms hereof, will not require any consent, approval, authorization, or order of, notice to or filing with, any court, regulatory body, administrative agency or other governmental body (except as may be required under the Securities Act or state blue sky or provincial securities laws) and will not result in a breach of any of the terms and provisions of, or constitute a default under, the organizational documents of such Seller, if not an individual, or any indenture, mortgage, deed of trust or other agreement or instrument to which such Seller is a party, or of any order, rule or regulation applicable to such Seller of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

                 (d) Each Seller is not and, to the knowledge of such Seller, nether the Company nor the Subsidiary is, a party to any suit, action, arbitration or legal, administrative, governmental or other proceeding or investigation pending or threatened which might have an adverse effect or restrict the ability of such Seller to consummate the transactions contemplated hereby or to perform his obligations hereunder.

                 (e) Such Seller has not taken and will not take, directly or indirectly, any action designed to, or which has





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constituted, or which might reasonably be expected to cause or result in the manipulation or stabilization of the price of the Common Stock and, other than as permitted by the Securities Act, the Seller will not distribute any prospectus (as defined in the Securities Act) or other offering material in connection with the offering of the Registrable Securities.

                 (f) The information pertaining to such Seller provided or which will be provided to Manugistics by or on behalf of such Seller for inclusion under the caption "Selling Stockholders" in each Prospectus will be complete and accurate in all material respects as of the date of such Prospectus.

                 (g) Such Seller acknowledges and agrees that Manugistics has relied and will rely on the representations, warranties and agreements made by such Seller in the Stock Purchase Agreement as if such representations, warranties and agreements were made to and with Manugistics.

         8. Covenants of the Sellers and Paying Agent. Each Seller covenants and agrees as follows:

                 (a) Such Seller shall not make or effect any Transfer, directly or indirectly, of any Manugistics Group Shares or other Registrable Securities, owned of record or beneficially by such Seller, (i) prior to the effectiveness of the Registration Statement, or (ii) thereafter, except as permitted by and in accordance with the respective terms and conditions of this Agreement (including Section 8(b), below) and the other Closing Documents.

                 (b) Subsequent to the effectiveness of the Registration Statement, such Seller shall not make or effect any Transfer of Registrable Securities except: (i) Permitted Transfers; (ii) Transfers pursuant to the Prospectus and as provided under the caption "Plan of Distribution" therein; and (iii) Transfers in accordance with Rule 144(k); provided, however, that if, for any reason, the Registration Statement shall not have become effective prior to the first anniversary of Closing, Transfers of Registrable Securities may be effected in accordance with Rule 144; and provided, further, however, that if the Registration Statement shall become effective but the Prospectus shall thereafter become unusable to effect sales of Registrable Securities during the Applicable Period due to the entry of a stop order, the filing of a post-effective amendment which has not been declared effective or for any other reason, then Transfers of Registrable Securities may be effected pursuant to the provisions of Rule 144.

                 (c) Such Seller shall promptly notify the Paying Agent of each Transfer (other than Transfers effected pursuant to the Prospectus or Rule
144) of Registrable Securities made or effected by such Seller, but in no event later than three Business Days after such Transfer. The Seller shall specify the name, address and tax identification number of each transferee, together with the amount of Registrable Securities transferred to such transferee. The Paying Agent shall notify Manugistics of such Transfer, promptly after receipt of such notice, but in no event later than three Business Days after receipt of such notice from the Seller.

                 (d) Such Seller shall promptly notify each of Manugistics and the Paying Agent if it shall have become an "affiliate" of Manugistics within the meaning of Rule 144(a).

                 (e) Such Seller has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which has constituted or might reasonably be expected to constitute, the manipulation or stabilization of the price of Common Stock or of any other securities of Manugistics.

         9.      Indemnification With Respect to Securities Matters.

                 (a) Manugistics will indemnify each Seller, each of its officers, directors and partners, agents, representatives, legal counsel, and accountants and each person controlling such Seller within the meaning of
Section 15 of the Securities Act with respect to which Registration has been effected pursuant to this Section 9 against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such Registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation by Manugistics of the Securities Act or any rule or regulation thereunder applicable to Manugistics and relating to action or inaction required of Manugistics in connection with any such Registration, and will reimburse each such Seller, its officers, directors, partners, agents, representatives, legal counsel, and accountants and each person controlling such Seller for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action; provided, however, that Manugistics will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to Manugistics by such Seller and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 9 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Manugistics (which consent shall not be unreasonably withheld).

                 (b) Each Seller, severally and not jointly, will indemnify Manugistics, each of its directors, officers, partners, agents, representatives, legal counsel, and accountants and each person who controls Manugistics within the meaning of Section 15 of the Securities Act, each other Seller, and each of their respective officers, directors, partners, agents and representatives and each person controlling such other Seller, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, Prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Manugistics and such other Sellers, directors, officers, partners, agents, representatives, legal counsel, and accountants and control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, Prospectus, offering circular, or the document in reliance upon and in conformity with written information furnished to Manugistics by the Seller or authorized by such Seller to be furnished to Manugistics on behalf of such Seller, whether by the Paying Agent or otherwise, and stated to be specifically for use therein; provided, however, that the obligations of such Seller hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Seller (which consent shall not be unreasonably withheld). The maximum liability of any Seller for indemnity pursuant to this Section 9(b) shall not exceed the net proceeds that such Seller realized from the sale of its Manugistics Group Shares pursuant to the Prospectus or, if the Seller has not yet sold any Manugistics Group Shares pursuant to the Prospectus at the time that indemnification is required pursuant to this Agreement then the Seller's maximum liability hereunder shall be the value of the Manugistics Group Shares beneficially held by such Seller covered by the Prospectus measured by the closing price of such Manugistics Group Shares on Nasdaq or other market or exchange on which the Manugistics Group Shares are traded, or, if not so traded, by a fair market value standard reasonably approved by Manugistics' then current Board of Directors.

                 (c)      Each party entitled to indemnification under this
Section 9 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the

Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                 (d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an Indemnified Party with respect to any loss, liability, claim, damage, or expense (or actions or proceedings in respect thereof) referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party on the other, in connection with the statement or omissions that resulted in such loss, liability, claim, damage, or expense (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contributions from any Person that was not guilty of such fraudulent misrepresentation. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 9(d) were determined by pro rata allocation (even if the Sellers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an Indemnified Party as a result of any loss, liability, claim, damage, or expense (or actions or proceedings in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. The Sellers' obligations in this Section 9(d) to contribute are several and not joint.

                 (e) The obligations of each Seller to indemnify and hold harmless Manugistics and each other person entitled to indemnity as an Indemnified Party under Section 9(b) is independent of any provision of the Stock Purchase Agreement, whether regarding the Escrow Funds or otherwise and the right of Manugistics and each such other person to be indemnified under
Section 9(b), above, shall not be limited by or otherwise subject to any provision of the Stock Purchase Agreement. Specifically, by way of example, and not by way of limitation, such claims shall not be subject to any minimum amount and such claims may not be asserted against any of the Escrow Funds.

         10.     Reporting Requirements.  Manugistics agrees that:

                 (a) during the Applicable Period, for so long as Manugistics is subject to the reporting requirements of Section 13 or 15 of the Exchange Act, Manugistics will file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the Commission thereunder;

                 (b) if Manugistics shall cease to be so required to file such reports, it will, upon the request of the Paying Agent, take such further action that is reasonable in the circumstances, including, without limitation, the provision of current public information as required by Rule 144(c) (or any similar successor provision), to enable such Seller to sell its Registrable Securities pursuant to Rule 144; and

                 (c) periodically furnish to the Paying Agent forthwith upon written request a written statement by Manugistics as to its compliance with the reporting requirements of the Securities Act, the Exchange Act and/or Rule 144, as appropriate.

         11.     Restrictive Legends.

                 (a) Each certificate evidencing Manugistics Group Shares delivered at Closing shall bear the following legends:

                 The shares represented by this certificate have been acquired for investment purposes only and have not been registered under the Securities Act of 1933, as amended, or registered or qualified under any applicable state, provincial or other securities laws. Such shares may not be sold, assigned or otherwise transferred unless so registered and qualified or unless, in the opinion of counsel, which opinion is acceptable to Manugistics Group, Inc., an exemption from such registration and any such qualification is available.

                 The shares represented by this certificate are subject to certain restrictions on transferability and to the other terms and conditions of that certain Registration Rights Agreement dated as of February ___, 1998, by and among Manugistics Group, Inc., Robert Mee and Christopher Winn, or either of them acting alone, as Paying Agent, and the former holders of all of the issued and outstanding shares of the capital stock and all of the issued and outstanding options for the purchase of shares of the capital stock of ProMIRA Software Incorporated, copies of which are on file and may be obtained upon written request directed to the attention of the Secretary of Manugistics Group, Inc. Under said Agreement, such shares may not be sold, pledged, donated or otherwise transferred or encumbered except as expressly permitted thereunder.

                 (b) Upon the effectiveness of the Registration Statement, the restrictive legend referring to the Securities Act of 1933 set forth in
Section 11(a), above, shall be removed from each certificate representing Manugistics Group Shares. The legend in Section 11(a), above, referring to this Registration Rights Agreement shall be removed from each certificate evidencing Registrable Securities upon the first to occur of: (i) the sale or other Transfer of such securities pursuant to the Prospectus; and (ii) the sale of such securities pursuant to Rule 144 (including Rule 144(k)).

         12.     Miscellaneous.

                 (a) Benefits Non-transferrable. Notwithstanding anything to the contrary contained elsewhere in this Agreement or in any other Closing Document, the obligation of Manugistics to effect the Registration and, thereafter, to maintain the effectiveness of the Registration Statement is solely for the benefit of each Initial Seller and, subject to Section 1(g), Permitted Transferees.

                 (b) Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the

State of Delaware as applied to contracts made and fully performed therein.

                 (c) Section Headings. All section headings are for convenience only and shall in no way modify or restrict any of the terms or provisions hereof.

                 (d) Interpretation. The masculine (or neuter) pronoun and the singular number shall include the masculine, feminine and neuter genders and the singular and plural numbers. A reference to a person shall mean a natural person, a trustee, a corporation, a partnership and any other form of legal entity. All references in the singular or plural shall be deemed to have been made, respectively, in the plural or singular number as well, as the context may require.

                 (e) Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, execution by facsimile, each of which shall be deemed an original, and all of which when taken together shall be deemed to be one and the same instrument. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

                 (f)      [RESERVED]

                 (g) Amendments and Waivers. The provisions of this Agreement, including provisions of this Section 12(g), may not be amended, modified or supplemented, otherwise than with the prior written consent of Manugistics, Insight Venture Partners I, L.P. ("Insight") and Wexford Insight Canada, L.P. ("Wexford") (but, with respect to Insight and Wexford, their respective prior consent is required only in the event that they have not sold, distributed or otherwise effected the Transfer of more than 50% of the Registrable Securities respectively allocated to them at Closing) and of Sellers holding a majority of the Registrable Securities then outstanding (including Registrable Securities held by Insight and Wexford).

                 (h) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, registered first class mail, telex, telecopier, or any courier guaranteeing overnight delivery: (i) if to a Seller, to the Paying Agent addressed as follows: Robert Mee/Christopher Winn, Miralta Capital Inc., 475 Dumont Avenue, Suite 300, Dorval, Quebec H9S 5W2, or if required to be given hereunder directly to the Seller, to the most current address given by such Seller to the Paying Agent by means of a notice given in accordance with the provisions of this Section 12(h), which address initially is, with respect to the Sellers, the address set forth in the Schedules and Exhibits to the Stock Purchase Agreement, and (ii) if to Manugistics, initially at Manugistics' address as set forth in the

Stock Purchase Agreement, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12(h).

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                 (i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the parties hereto, subject to Section 12(a), above, provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of this Agreement, the Stock Purchase Agreement or applicable law. If any transferee of any Seller shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Registration Rights Agreement on the date first above written.

Attest:                   MANUGISTICS GROUP, INC.

                          By:
---------------------          -----------------------
Title:                         Name:
                               Title:


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                           ------------------------------
                                           ROBERT MEE, Paying Agent



                                           ------------------------------
                                           CHRISTOPHER WINN, Paying Agent


                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                           INSIGHT VENTURE PARTNERS I, L.P.

Attest:                                    BY:  Insight Venture Associates,
                                                LLC, a Delaware limited
                                                liability company, Its General
                                                Partner

                                           BY:
------------------------                       ----------------------
Title:                                               Title:

                                           WEXFORD INSIGHT CANADA, L.P.

Attest:                                    BY:  Wexford Management LLC, a
                                                Delaware limited liability
                                                company, Its General Partner


                                           BY:
------------------------                       ----------------------
Title:                                               Title:


Attest:                                    ARCA INVESTMENTS INC.


                                           BY:
------------------------                       ----------------------
Title:                                               Title:

Attest:                                    CAPITAL D'AMERIQUE CDPQ INC.


                                           BY:
------------------------                       ----------------------
Title:                                               Title:


Attest:                                    CBC PENSION BOARD OF TRUSTEES


                                           BY:
------------------------                       ----------------------
Title:                                               Title:


Attest:                                    GEE & CO.


                                           BY:
------------------------                       ----------------------
Title:                                               Title:


                      [SIGNATURES CONTINUED ON NEXT PAGE]

Attest:                                    THE CANADA TRUST COMPANY A/C
                                           058-105800-7

                                           BY:
------------------------                       ----------------------
Title:                                               Title:


Attest:                                    MCGILL UNIVERSITY PENSION FUND


                                           BY:
------------------------                       ----------------------
Title:                                               Title:


Attest:                                    ROYAL TRUST CORPORATION OF CANADA
                                           IN TRUST FOR ACCOUNT NO.
                                           029361001


                                           BY:
------------------------                       ----------------------
Title:                                               Title:


Attest:                                    ROYAL TRUST CORPORATION OF CANADA
                                           IN TRUST FOR ACCOUNT NO.
                                           083166009


                                           BY:
------------------------                       ----------------------
Title:                                               Title:


                      [SIGNATURES CONTINUED ON NEXT PAGE]

Attest:                                    ASSOCIATION DE BIENFAISANCE ET DE
                                           RETRAITE DES POLICIERS DE LA
                                           COMMUNAUTE URBAINE DE MONTREAL


                                           BY:
------------------------                       ----------------------
Title:                                               Title:


Attest:                                    ONTARIO HYDRO IN TRUST FOR THE
                                           PENSION FUND


                                           BY:
------------------------                       ----------------------
Title:                                               Title:


Attest:                                    SUN LIFE ASSURANCE COMPANY
                                           OF CANADA


                                           BY:
------------------------                       ----------------------
Title:                                               Title:


Attest:                                    THE CANADA TRUST COMPANY
                                           ACCOUNT NO. 055-180251-6


                                           BY:
------------------------                       ----------------------
Title:                                               Title:


Attest:                                    ALTACAP INVESTORS INC.


                                           BY:
------------------------                       ----------------------
Title:                                               Title:


                                           --------------------------
                                           Kelly Horne



                                           --------------------------
                                           Martin Horne


                                           --------------------------
                                           Teresa Horne

                      [SIGNATURES CONTINUED ON NEXT PAGE]

                                           --------------------------------
                                           Ron Horne



                                           --------------------------------
                                           The Horne Family Trust

                                           By:
                                              -----------------------------



                                           --------------------------------
                                           Dan McCarthy



                                           --------------------------------
                                           Linda McCarthy



                                           --------------------------------
                                           Laura Traplin



                                           --------------------------------
                                           Steve Traplin



                                           ---------------------------------
                                           Barry Sexton



                                           ---------------------------------
                                           Melissa Sexton


Attest:                                    Laurentian Bank of Canada
                                           ITF Stephen A. Traplin

                                           By:
------------------------                      ------------------------------
Title:                                             Title:


Attest:                                    RBC Dominion Securities
                                           ITF Martin Horne

                                           By:
-------------------------                     -----------------------------
Title:                                             Title:


                      [SIGNATURES CONTINUED ON NEXT PAGE]

Attest:                                    RBC Dominion Securities
                                           ITF Barry Sexton

                                           By:
--------------------------                    ------------------------------
Title:                                             Title:


Attest:                                    RBC Dominion Securities
                                           ITF Dan McCarthy

                                           By:
---------------------------                   ------------------------------
Title:                                             Title:


                                           --------------------------------
                                           Peter Turk



                                           --------------------------------
                                           Lois Turk



                                           --------------------------------
                                           Isabel Pedersen


                                           PETER AND LOIS TURK IN TRUST FOR
                                           MATTHEW TURK

                                           BY:
                                                ----------------------------
                                                     Peter Turk, Trustee
                                           BY:
                                                -----------------------------
                                                     Lois Turk, Trustee



                                           PETER AND LOIS TURK IN TRUST
                                           FOR TIMOTHY TURK


                                           BY:
                                                -----------------------------
                                                     Peter Turk, Trustee


                                           BY:
                                                ------------------------------
                                                     Lois Turk, Trustee


                      [SIGNATURES CONTINUED ON NEXT PAGE]

---------------------------       ----------------------------------
Jose Alamo                        Jason Alward



---------------------------       ----------------------------------
Rodney Anderson                   Carlo Bossio



---------------------------       ----------------------------------
Kathi Armour                      Ingrid Bongartz


---------------------------       ----------------------------------
Donald Burrows                    Janet Casselman


---------------------------       ----------------------------------
Lee Boal                          Todd Dafoe


---------------------------       ----------------------------------
Miriam Connolly                   Robert DiCristina


---------------------------       ----------------------------------
Cory Desjardins                   Charles Dumouchel



---------------------------       -----------------------------------
Dereck Dick                       Colleen Horne



--------------------------        -----------------------------------
Sara Davey                        Marvin Jensen


---------------------------       ----------------------------------
Jan Huus                          Robert MacMillan


---------------------------       ----------------------------------
Dan Kniska                        Jean McAteer


---------------------------
Brett McAteer



                      [SIGNATURES CONTINUED ON NEXT PAGE]

---------------------------       -----------------------------------
Bob McCallum                      Dusko Misic


---------------------------       -----------------------------------
Sinisa Removic                    Mike Riley


---------------------------       -----------------------------------
Gilles Rioux                      Jody Royer


---------------------------       -----------------------------------
Isabelle Saint-Laurent            Joseph Simmons


---------------------------       -----------------------------------
Daniel Sivret                     Tim Tanner


---------------------------       -----------------------------------
Sirpa Tarssanen                   Susan Taylor


---------------------------       -----------------------------------
Dominic Thomas                    Bert van Galder


---------------------------       -----------------------------------
Laura Vidalis                     Marriam Wahab


---------------------------       -----------------------------------
Kai Wang                          Dana Williams


---------------------------       -----------------------------------
Keith Wright                      Harley Young


Attest:                           RBC Dominion Securities ITF
                                  Brett McAteer


                                  BY:
                                     --------------------------------
Title:                                     Title:


                      [SIGNATURES CONTINUED ON NEXT PAGE]

Attest:                           Smith Barney, IRA
                                  C/F Robert DiCristina

                                  BY:
                                     --------------------------------
Title:                                     Title:


---------------------------       -----------------------------------
Dan Allan                         Chris Bathory


---------------------------       -----------------------------------
Steve Baxter                      Bob Carlson


---------------------------       -----------------------------------
Andy Carlson                      Gary Davies


---------------------------       -----------------------------------
Robin Clouthier                   Leo Harmon


---------------------------       -----------------------------------
Mike Gaudet                       Derek Hoffman


---------------------------       -----------------------------------
Scott Macdonald                   Mike Ryan


---------------------------       -----------------------------------
Loren Thompson                    Brad Whitmore


---------------------------       -----------------------------------
Craig Wibby                       Hie Jung Yoon

                                                                       Exhibit A


                           Form of Opinion of Counsel


         1. Each of the Registration Statement and the prospectus (other than the financial statements, notes or schedules thereto and other financial and statistical information and supplemental schedules included or referred to therein [or omitted therefrom], as to which such counsel needs express no opinion), complies as to form in all material respects with the applicable requirements of the Securities Act and the applicable rule and regulations promulgated under the Securities Act.

         2. We have participated in the preparation of the Registration Statement and the Prospectus, and, although we have not undertaken to verify or determine independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing (relying as to materiality to a large extent upon representations and opinions of officers and other representatives of Manugistics), no facts have come to such counsel's attention which has caused such counsel to believe that the Registration Statement or the Prospectus, at the time the Registration Statement became effective under the Securities Act, contains or contained on the relevant date an untrue statement of a material fact or omits or omitted on the relevant date to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading (it being understood that we express no belief or view with respect to the financial statements and the notes thereto, schedules and other financial, statistical and operating information and information regarding ProMIRA (including, without limitation, information regarding ProMIRA's financial condition, business and operations or regarding any of the Sellers contained or referred to therein).